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                        SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549



                          ------------------------------


                                    FORM 8-K
                                 Current Report



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: July 11, 1997



                      MERCANTILE CREDIT CARD MASTER TRUSTS
             (Exact name of registrant as specified in its charter)



           New York                   33-89380-01               37-0152681
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


Mercantile Bank of  Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                         62048
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


              Registrant's telephone number, including area code:

                               (618) 251-2035



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ITEM 5.    OTHER EVENTS.
           -------------

           The June 1997 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on
           July 11, 1997.

ITEM 7.    EXHIBITS.
           ---------

           The following is filed as an exhibit to this Report.

           Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of June 1997.



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                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          Mercantile Bank of Illinois
                                          National Association, Servicer

                                    By:        \s\ Jeffrey D. Cary
                                               -------------------

                                    Name:      Jeffrey D. Cary
                                    Title:     Vice President


Date: July 17, 1997




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                            INDEX TO EXHIBITS
                            -----------------

Exhibit
Number                              Exhibits
-------                             --------

   1                                Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of  June, 1997.